SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                             ----------------------

                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:   October 22, 1997
Date of earliest
event reported:   October 9, 1997



                            Forstmann & Company, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Georgia               1-9474                  58-1651326
          ------------      ------------------------    -----------------
         (State of          (Commission File Number)    (IRS Employer
          incorporation)                                 Identification No.)



           1155 Avenue of the Americas
              New York, New York                             10020
       --------------------------------------               --------
      (Address of principal executive offices)             (Zip Code)


                                (212) 692-6900
               --------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS
         ------------

            On October 9, 1997, the Board of Directors of Forstmann & Company, Inc. (the "Registrant") declared a dividend of one Right for each outstanding common share, $.01 par value per share (the "Common Shares") of the Registrant. The Rights will be issued to the stockholders of record at the close of business on October 29, 1997 and will expire in ten years, subject to earlier redemption. Under certain circumstances, each Right entitles the registered holder to purchase from the Registrant one Common Share of the Registrant or, in certain circumstances, common stock of an acquiring company at one-half the market price of such Common Shares or common stock, as the case may be. The Rights are designed to make it more likely that all the Registrant's stockholders receive fair and equal treatment in the event of any proposed takeover of the Registrant and to guard against the use of partial tender offers or other coercive tactics to gain control of the Registrant. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Registrant and Norwest Bank Minnesota, N.A., as Rights Agent (the "Rights Agent").

Exercise Price
--------------

            When exercisable, except as set forth below, each Right entitles the registered holder to purchase from the Registrant one Common Share, at a price of $60 per share (the "Purchase Price"), subject to adjustment in certain circumstances.

Transfer and Detachment
-----------------------

                        Until the "Distribution Date," which is the earlier to occur of (i) ten business days following the time (the "Stock Acquisition Time") of a public announcement or notice to the Registrant that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership (as defined in the Rights Agreement) of 25% or more of the outstanding Common Shares of

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the Registrant, and (ii) ten business days, or such later date as may be determined by the Board of Directors of the Registrant, after the date of the commencement of or announcement by a person of an intention to make a tender offer or exchange offer for an amount of Common Shares which, together with the shares of such stock already owned by such person, constitutes 25% or more of the outstanding Common Shares, the Rights will be evidenced, with respect to any of the Registrant's Common Shares certificates outstanding as of October 29, 1997 by such Common Share certificate with a copy of a Summary of Rights attached thereto. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Registrant's Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after October 29, 1997, upon the transfer or issuance of new Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier re-demption or expiration of the Rights), the surrender for transfer of any of the Registrant's Common Share certificates outstanding as of October 29, 1997, even without a copy of the Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

            As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will evidence the Rights.

Exercisability
--------------

            The Rights are not exercisable until the Distribution Date. The Rights will expire on October 28, 2007 unless earlier redeemed by the Registrant.

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            Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Registrant, including, without limitation, the right to vote or to receive dividends.

Right to Acquire Stock at Half Price
------------------------------------

            In the event that after the Stock Acquisition Time, the Registrant is acquired in a merger or other business combination transaction or 50% or more of the Registrant's assets, cash flow or earning power are sold or otherwise transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right, upon the exercise thereof at the then current exercise price of the Right, shall thereafter be entitled to receive that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value (as defined in the Rights Agreement) of two times the exercise price of the Right. In the event that the Registrant is the surviving corporation of a merger and its Common Shares are changed or ex-changed, proper provision shall be made so that each holder of a Right will thereafter have the right to receive upon exercise that number of shares of common stock of the other party to the transaction having a market value of two times the exercise price of the Right.

            In the event that a person or group becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights that were beneficially owned by the Acquiring Person, which will thereafter be void, will thereafter have the right to receive upon exercise that number of Common Shares having a market value (as defined in the Rights Agreement) of two times the exercise price of the Right. A person or group will not be deemed to be an Acquiring Person if the Board of Directors of the Registrant determines that such person or group became an Acquiring Person inadvertently and such person or group promptly divests itself of a sufficient number of Common Shares so that such person or group is no longer an Acquiring Person. Nor shall a Person be an Acquiring Person because such person owned 25% or more of the Common Shares on October 9, 1997, so long as such Person while continuing to own at least 25% of the Common Shares, does not acquire an additional one percent or more of the Common Shares.

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Adjustments
-----------

            The Purchase Price payable and the number of Common Shares or other securities or property issuable upon the exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on or a subdivision, combination or reclassification of the Common Shares, (ii) upon the fixing of a record date for the issuance to holders of Common Shares of certain rights, options or warrants to subscribe for Common Shares or convertible securities at less than the current market price of Common Shares or (iii) upon the fixing of a record date for the making of a distribution to holders of Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends out of earnings or retained earnings of the Company and dividends payable on Common Shares) or of subscription rights or warrants (other than those referred to above). The number of Rights and the number of Common Shares issuable upon exercise of each Right are also subject to adjustment in the case of a stock split, combination or stock dividend on the Common Shares prior to the Distribution Date.

            With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price. No fractional Common Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market value of Common Shares on the last trading date prior to the date of exercise.

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Redemption or Exchange
----------------------

            At any time prior to the earlier of (i) the Stock Acquisition Time and (ii) October 28, 2007, the Registrant, by resolution of its Board of Directors, may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). Immediately upon the action of the Board of Directors of the Registrant electing to redeem the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

            At any time after a person becomes an Acquiring Person and prior to the acquisition by such person of 50% or more of the outstanding Common Shares of the Registrant, the Board of Directors of the Registrant may exchange the Rights (other than Rights beneficially owned by such person which have become void), in whole or in part, for Common Shares of the Registrant at an exchange ratio of one Common Share per Right (subject to adjustment). The Registrant may at its option substitute shares of any substantially similar equity security of the Registrant for some or all of the Common Shares of Capital Stock exchangeable for Rights, at an exchange ratio of one share of such equity security for each Common Share to be exchanged.

Amendment
---------

            The Rights and the Rights Agreement can be amended by the Board of Directors of the Registrant in any respect (including, without limitation, any extension of the period in which the Right Certificates may be redeemed) at any time prior to the Stock Acquisition Time. From and after such time, without the approval of the stockholders of the Registrant or the holders of the Rights, the Board of Directors may only supplement or amend the Rights Agreement in order
(i) to cure any ambiguity, (ii) to correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provision in the Rights Agreement, (iii) to shorten

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or lengthen any time period under the Rights Agreement or (iv) to make any changes or supplements which the Registrant may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certifi-cates (other than an Acquiring Person or an affiliate or associate of any such person), provided that the Rights Agreement may not be supplemented or amended to lengthen (A) a time period relating to when the Rights may be redeemed or to modify the ability (or inability) of the Registrant's board of directors to redeem the Rights, in either case at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the Rights of or the benefits to the holders of Rights (other than an Acquiring Person or an affiliate or associate of any such person).

Issuance of Rights
------------------

            Each outstanding Common Share on October 29, 1997 will receive one Right. As long as the Rights are attached to the Common Shares, the Registrant will issue one Right with each Common Share it issues, so that all such shares have attached Rights. Approximately 4.4 million Common Shares have been re-served for issuance upon exercise of the Rights.

            A copy of the Rights Agreement, which includes as Exhibit A the form of Right Certificate, is attached hereto as Exhibit 1 and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such Exhibit.

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ITEM 7.     EXHIBITS
            --------

            1. Rights Agreement between the Registrant and Norwest Bank Minnesota, N.A., Rights Agent, dated as of October 9, 1997, which includes as Exhibit A the form of Right Certificate. (Exhibit I to the Company's Form 8-A dated October 22,
                  1997)


            2.*   Form of a letter to the Registrant's stockholders.

            3.*   Press Release issued by the Registrant on October 10, 1997.

* Filed herewith.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FORSTMANN & COMPANY, INC.
                                    (Registrant)



                                    By: /s/ Rod J. Peckham
                                      ------------------------
                                      Name: Rod J. Peckham
                                      Title: Chief Financial Officer



DATE:  October 22, 1997


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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.       Description
-----------       -----------

      1.          Rights Agreement between
                  the Registrant and Norwest
                  Bank Minnesota, N.A., Rights
                  Agent, dated as of October 9,
                  1997, which includes as
                  Exhibit A the form of Right
                  Certificate.  (Exhibit I to
                  the Company's Form 8-A dated
                  October 22, 1997)                             --

      2.          Form of a letter to the
                  Registrant's stockholders.                    11

      3.          Press Release issued by the
                  Registrant on October 10, 1997.               12


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                                                       EXHIBIT II

               [Form of a letter to the Registrant's Stockholders]
                                                      October      , 1997
                                                              -----

Dear Forstmann Stockholder:

      Your Board of Directors views with concern the use of abusive tactics in attempts to take over major companies. In response to that concern, the Board on October 9, 1997 adopted a Common Share Purchase Rights Plan.

      Under the Rights Plan, shareholders will receive one right to purchase one share of common stock, at an exercise price of $60, for each share of common stock of the Company held at the close of business on October 29, 1997. The new rights will become exercisable in the event that any person or group acquires 25% or more of the Company's common stock, or announces a tender offer for 25% or more of the Company's common stock. However, the Rights Plan "grandfathers" positions in the Company's common stock in existence on October 9, 1997 and the rights will not become exercisable because a person or group owned 25% or more of the Company's common stock on such date so long as any such person or group does not purchase an additional 1% of the Company's common stock.

      The new rights are not being issued in response to any known effort to acquire control of the Company.

      The new rights will initially trade together with your common shares and will be represented by your common share certificates. The new rights are not currently exercisable and, as indicated in the enclosed press release, do not become exercisable unless certain acquisition events occur with respect to the Company. A complete description of the Rights Plan is enclosed.

            Sincerely,


            /s/ Robert N. Dangremond
            ------------------------
            Robert N. Dangremond
            Director, President and Chief Executive Officer


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                                                       EXHIBIT III

                                                For More Information:
                                                      Betsy Gardner
FORSTMANN & COMPANY, INC.                       Director, Corp. Comm.
ADOPTS RIGHTS PLAN                                    (212) 642-6927


New York, NY...October 10, 1997.... Forstmann & Company, Inc. announced today that its board of directors has adopted a shareholders rights plan.

Under the new plan, shareholders will receive one right to purchase one share of common stock, at an exercise price of $60.00 for each common share of Forstmann held at the close of business on October 29, 1997. The new rights will become exercisable in the event that any person or group acquires 25% or more of the Company s common shares, or announces a tender offer for 25% or more of the Company s common stock. However, the rights plan grandfathers positions in the Company s common stock in existence on October 9, 1997 and the rights will not become exercisable because a person or group owned 25% or more of the Company s common shares on such date so long as any such person or group does not purchase an additional 1% or more of the Company s common shares.

Should any person acquire 25% or more of the common shares of Forstmann, all rights not held by the 25% stockholder become rights to purchase common shares of Forstmann at a 50% discount. After a person crosses the 25% threshold and before such person owns 50% or more of the Company s common shares, the board of directors, instead of allowing the rights to become exercisable, may issue one common share in exchange for each right (other than those held by the acquiring person). In the event of a merger of Forstmann, the rights plan requires that provision be made for the rights to become rights to purchase shares of the acquiring person at a 50% discount.

The rights, which have a ten-year term, may be redeemed for a $0.01 per right by the board of directors at any time prior to the time the rights become exercisable.

The rights plan is intended to enhance the ability of the board of directors to act in the best interests of the shareholders in the event of any proposed takeover. The plan was not adopted in response to any specific effort to gain control of Forstmann, and the board of directors is not aware of any such effort.

                              **********

Forstmann & Company, Inc. is a leading designer, marketer and manufacturer of high quality, fashion fabrics for use in the production of brand name and private label apparel for men and women as well as fabrics for specialty markets. The Company employs approximately 2,500 people and has operating plants in Dublin, Milledgeville, Louisville, Georgia. The Company corporate headquarters and marketing offices are located in New York City